Trading account gains and losses (Tables)	12 Months Ended
Mar. 31, 2021
Trading Account Gains And Losses [Abstract]
Net Trading Gains and Losses	Net trading gains (losses) for the fiscal years ended March 31, 2019, 2020 and 2021 are comprised of the following:

	2019	2020	2021
	(in millions of yen)
Trading account gains (losses)—net:
Trading securities	158,162	267,514	274,762
Derivative contracts:
Interest rate contracts	127,242	388,289	(27,893)
Foreign exchange contracts (1)	6,748	(111,920)	115,181
Equity-related contracts (2)	37,875	217,744	(209,488)
Credit-related contracts (3)	269	5,208	(55,646)
Other contracts	(1,455)	(21,143)	23,680

Total	328,841	745,692	120,596
Foreign exchange gains (losses)—net (4)	93,577	44,345	89,267

Net trading gains (losses)	422,418	790,037	209,863

Notes:
(1)	Amounts include gains and losses on currency swaps.
(2)	The net gains (losses) excluded from the assessment of the effectiveness of fair value hedges is included in the above table.
(3)
Amounts do not include the net gains (losses) of ¥(736) million, ¥2,838 million and ¥(2,956) million on the credit derivatives economically managing the credit risk of loans during the fiscal years ended March 31, 2019, 2020 and 2021, respectively. The net gains (losses) is recorded in Other noninterest income (expenses).

(4)
Amounts include realized and unrealized gains and losses on both derivative instruments and nonderivative instruments. Amounts on derivative instruments include gains and losses on forward foreign exchange contracts and currency options. Amounts on nonderivative instruments include translation gains and losses related to foreign currency-denominated debt securities reported as Trading securities.